UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2018

Commission File Number 333-215568

Xplosion Incorporated
(Exact name of registrant as specified in its charter)

Nevada	30-0942823
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 223 – 468 North Camden Drive
Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

1-310-601-3080
(Registrant’s telephone number)

n/a
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement

Effective on the 29th day of October, 2018, the Cabin Canyon Investment Trust and the F&A Ranch Trust, each acting together as the (“Lessor”) entered into a 25-year Land Lease Agreement with Xplosion Incorporated (the “Company”), being for purposes of said Lease agreement defined as Xplosion (Oregon) Corporation, (an Oregon Corporation and 100% wholly owned subsidiary of the Company), as the (“Lessee”) to the Land Lease Agreement, and Xplosion Incorporated, a Nevada Corporation (the Company), being the (“Obligor”) to the Land Lease Agreement.

For greater specificity the land covered under this Lease consists of three contiguous tax lots which when combined total 588.80 acres. Based on the assessment records in Jackson County, Oregon, where the land is located, such total land is comprised of 520.86 acres of Non-irrigable (Resource) land, 62.94 acres of Irrigable land, and a 5.0 acre homesite, upon and throughout which the site offers Timber, Water and Agricultural rights and potential for the Lessee to develop and pursue a number of business initiatives and opportunities focused around its key goals and objectives of providing unique and innovative lifestyle enhancement products, solutions and ancillary goods to the Millennial and progressive Generation X and Y marketplace.

The total value of this lease is equal to the consensus market accepted baseline property value plus a 25% Premium, such total lease term value herein being $3,509,188 USD. Under the terms of the Land Lease Agreement, it was agreed between the Company and the Lessor that an upfront stock payment in shares of the Company would be made to the Lessor equal in value to the Total Lease Term value. Such payment is deemed to be full and final payment for the complete fulfillment of all of the payments due in satisfaction of the 25-year Land Lease Agreement. The Lessee settlement of the payment to the Lessor is by way of the issuance of equity holdings in the Obligor to the Lessor (or to those designated assignees as instructed by the Lessor at the time of issuance), such total number of shares issued from the Obligor to the Lessee being 8,673,105 shares of the Obligor. The term of this Lease is twenty-five (25) years and 0 month(s), commencing on October 29th, 2018, and expiring at 11:59 p.m., PST, on October 28th, 2043, unless this Lease is sooner terminated or extended.

Item 9.01  Exhibit(s):

(d) Exhibits

Exhibit No:	Description:

1.1	Land Lease Agreement (dated October 29th, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPLOSION INCORPORATED

Date: November 5, 2018	By:	/s/ Eugenio Gregorio /s/
	Name:	Eugenio Gregorio
	Title:	President, CEO, CFO, Secretary, and Treasurer (principal executive officer, principal financial officer and principal accounting officer)

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